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                                                                 EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-44411) pertaining to the MindSpring Enterprises, Inc. 401(k) Plan of our report dated June 25, 2001, with respect to the financial statements and schedule of the MindSpring Enterprises, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                       /s/ Ernst & Young LLP



Los Angeles, California
July 12, 2001